UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2011
(Date of earliest event reported)

International Silver, Inc.
(Exact name of registrant as specified in its charter)

AZ	333-147712	86-0715596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5210 E. Williams Circle, Suite 700	85711
(Address of principal executive offices)	(Zip Code)

520-889-2040
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

On December 21, 2010, the Company issued its 90-day convertible note to Tintic Standard Gold, Inc. in the principal amount of $75,000.  As consideration for the issuance of the note, the Company issued 50,000 shares of common stock to Tintic. The Company agreed to issue an additional 25,000 shares to Tintic to extend the note for an additional 90 days.  On April 25, 2011, the note was converted into 474,077shares of common stock.  A total of 499,077 shares were issued, including the 25,000 shares for the note extension.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

None

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SILVER, INC.

Dated: May 6, 2011	By:	/s/ Matthew Lang
Matthew Lang
Secretary

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